UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 16, 2016

Vitamin Shoppe, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-34507	11-3664322
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

300 Harmon Meadow Blvd.

Secaucus, New Jersey 07094

(Addresses of Principal Executive Offices, including Zip Code)

(201) 868-5959

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements

On June 16, 2016, Vitamin Shoppe, Inc. (the “Company”) reported that Jason Reiser will be joining the Company in the new position of Executive Vice President, Chief Operating Officer, effective July 11, 2016.

Mr. Reiser, 48, joins the Company with over 30 years of retail management and merchandising experience, having most recently served for Dollar Tree, Inc. (successor to Family Dollar) as Executive Vice President, Chief Merchandising Officer since October 2013, and Senior Vice President, Hardlines Merchandising since July 2013. Prior to his employment with Family Dollar, he held a series of executive positions at Sam’s Club (Vice President, Merchandising, Health & Family Care 2010-2013; Vice President, Operations & Compliance, Health & Wellness 2010; Senior Buyer Pharmacy/OTC 2006-2009), Walmart (Divisional Merchandise Manager, Wellness 2009-2010; Director, Government Relations and Regulatory Affairs 2002-2006; Pharmacy District Manager 2000-2002; Pharmacy Manager 1995-2000), and Teva Pharmaceuticals USA (Director, State Government Relations 2005). Mr. Reiser is a graduate of Northeastern University.

Mr. Reiser will be entitled to receive: (i) an annual base salary of $600,000; (ii) a cash signing bonus of $400,000 (subject to continued service for two years); (iii) a target annual bonus opportunity equal to 65% of his base salary (with a floor of $195,000 for fiscal 2016); (iv) eligibility to participate in and be granted awards under the Vitamin Shoppe 2009 Equity Incentive Plan, as amended and restated effective April 6, 2012 (the “Plan”), including, on his first day of employment with the Company, an equity grant comprised of (x) restricted stock valued at $500,000 as of the grant date, vesting 50% on the second anniversary of the award date and 50% on the third anniversary of the award date, and (y) performance stock units valued at $500,000, vesting in December 2018.

The foregoing summary of the terms of Mr. Reiser’s employment does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, dated as of June 6, 2016, by and between Jason Reiser, Vitamin Shoppe, Inc. and Vitamin Shoppe Industries Inc., a copy of which is attached as Exhibit 10.1 hereto

ITEM 7.01	Regulation FD Disclosure.

On June 16, 2016, the Company issued a press release announcing Mr. Reiser’s appointment. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated herein by reference.

NOTE: The information furnished under Item 7.01 (Regulation FD Disclosure) of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.

10.1	Letter Agreement, dated as of June 6, 2016, by and between Jason Reiser, Vitamin Shoppe, Inc. and Vitamin Shoppe Industries Inc.

99.1	Press Release of the Company, dated June 16, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vitamin Shoppe, Inc.

Date: June 16, 2016	By:	/s/ David M. Kastin
	Name:	David M. Kastin
	Title:	Senior Vice President, General Counsel and Corporate Secretary